                                                                    Exhibit 10.1

                           AMENDMENT AND RESTATEMENT
                           -------------------------



         AMENDMENT AND RESTATEMENT (this "Amendment and Restatement"), dated as of September 25, 2000, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CHASE SECURITIES INC. ("CSI"), as Lead Arranger and Book Manager, NATIONSBANK, N.A. and BANKERS TRUST COMPANY as Syndication Agents (each a "Syndication Agent", together the "Syndication Agents"), CREDIT LYONNAIS NEW YORK BRANCH, as Documentation Agent, BEAR STEARNS CORPORATE LENDING INC., as Co-Documentation Agent (each a "Documentation Agent", together the "Documentation Agents") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, the Borrower, the Lenders, CSI, the Syndication Agents, the Documentation Agents and the Administrative Agent are parties to a Credit Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions of this Amendment and Restatement, the parties hereto agree as follows:


         1. The definitions of "Allocation Percentage," "EBITDA," "Equity Ownership Interest," "Core Assets," "Indebtedness," "Joint Venture," "New Hotel," "New Hotel Indebtedness," "Reinvestment Deferred Amount," "Reinvestment Notice," Reinvestment Prepayment Amount," "Reinvestment Prepayment Date," "Responsible Officer," "Subsidiary," "Total Adjusted EBITDA" and "Total Cash Interest Expense" contained in Section 1 of the Credit Agreement are hereby amended to read in their entirety as follows:

         "Allocation Percentage" means (i) with respect to the Borrower or any
          ---------------------
    Wholly-Owned Subsidiary of any Borrower, 100% and (ii) for any other Person, the percentage that the Equity Ownership Interest of such Person held directly or indirectly by the Borrower represents of the entire Equity Ownership Interest of such Person; provided, however, that for purposes of
                                       -----------------
    the calculation of compliance with the Total Leverage Ratio, Senior Secured Leverage Ratio or Interest Coverage Ratio, the Allocation Percentage with respect to the Total Indebtedness or Total Cash Interest Expense of Joint Ventures created or acquired after the First Amendment and Restatement Effective Date shall be zero (so long as neither the Borrower nor any of its Subsidiaries makes any

    Investment in any such Joint Venture other than (a) the initial Investment in such Joint Venture, (b) any Investment in a Joint Venture after giving effect to which the Borrower's Equity Ownership Interest in such Joint Venture (direct and indirect) represents 20% or less of the entire Equity Ownership Interest of such Joint Venture and (c) Investments in a Joint Venture made pro rata with the other owners of such Joint Venture the sole purpose of which is to fund Capital Expenditures and operating maintenance expenses of such Joint Venture).

         "Core Assets" means Hotels (or Equity Ownership Interests in Persons
          -----------
    owning such Hotels) branded as Wyndham Hotels, Wyndham Resorts, Wyndham Grand Heritage Hotels, Wyndham Luxury Resorts, Summerfield Hotels or Hotels which will be branded as such within one year after acquisition thereof (so long as such Hotels are so branded within such time period); provided, that
                                                                 --------
    notwithstanding anything to the contrary, the Hotels described in Schedule II and Unrestricted Assets shall not be included in this definition of Core Assets.

         "EBITDA" means for any Person for any period, the net income of such
          ------
    Person for such period, plus (a) the sum of the following amounts of such Person for such period determined in conformity with GAAP to the extent included in the determination of such net income: (i) depreciation expense,
    (ii) amortization expense and all other non-cash expenses and charges, (iii) interest expense, (iv) income tax expense, (v) extraordinary losses (and other losses on sales or other dispositions of assets not otherwise included in extraordinary losses determined in conformity with GAAP), (vi) all minority interests, including minority interests attributable to the OP Units and (vii) commencing with the first Fiscal Quarter in 1999, Non-Recurring Identified Charges, plus (b) cash Dividends actually received by the Borrower or any Subsidiary of the Borrower (other than Unrestricted Subsidiaries) from any Unrestricted Subsidiary, less (c) extraordinary gains of such Person determined in conformity with GAAP to the extent included in the determination of such net income (and other gains on sales or other dispositions of assets not otherwise included in extraordinary gains determined in conformity with GAAP) and equity earnings attributable to all minority interests, including equity earnings attributable to minority interests in the OP Units.

         "Equity Ownership Interest" means any and all shares, interests,
          -------------------------
    participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interest and limited liability company membership interest, and any and all warrants, rights or options to purchase any of the foregoing (excluding Buy/Sell Arrangements so long as the obligations to purchase the interests in respect thereof are contingent); provided, that for purposes of the definitions of "Allocation
                 --------
    Percentage" and "Subsidiary" only, preferred or similar equity or ownership interests in a Person shall not constitute Equity Ownership Interests to the extent such interests (A) do not have voting power with respect to such Person (other than voting power obtained because of an event of default of a Joint Venture formed in connection with a Permitted Portfolio Transaction),
    (B) whether by law, contract or otherwise, do not permit the creditors of such Person to have recourse against the holders of such interests with respect to the obligations and liabilities of such Person, (C) provide for redemption either (i) at the option of the holder, whether contingent or otherwise,
    (ii) at the option of the issuer, whether contingent or otherwise, or (iii) upon the occurrence of a certain event or condition (including, without limitation, the passage of time) and (D) are not exchangeable for or convertible into other equity interests except those which also satisfy the criteria set forth in clauses (A), (B) and (C) above.

         "Indebtedness" means as to any Person, without duplication, (i) all
          ------------
    indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of any asset (including Forward Purchase Obligations but excluding Contingent Purchase Obligations) or services; (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi), (vii) or (viii) of this definition secured by any Lien on any asset owned by such Person, whether or not such Indebtedness has been assumed by such Person (it being understood and agreed that (x) the amount of such Indebtedness under this clause (iii) shall be deemed to be the lesser of the fair market value (as determined in the reasonable judgment of the Borrower) of such asset and the principal amount of such Indebtedness and (y) any Indebtedness of a Joint venture created or acquired in connection with a Permitted Portfolio Transaction, whose equity or other ownership interests are pledged by the Borrower or any of its Subsidiaries, shall not be included as Indebtedness under this clause (iii) so long as such Indebtedness is not recourse to the Borrower or any of its Subsidiaries), (iv) Capital Lease Obligations, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted i.e., take-or-pay and
                                                      -----
    similar obligations, (vi) all Guarantee Obligations of such Person, (vii) solely for purposes of Sections 6.03 and 7.04, all net exposure of Derivative Obligations, including obligations under any Interest Rate Protection Agreement, Other Hedging Agreements or under any similar type of agreement or arrangement calculated in accordance with GAAP and (viii) Net Rental Payments; provided, that Indebtedness shall not include (a) trade
                     --------
    payables incurred in the ordinary course of business, (b) except to the extent covered by clause (viii) above, operating lease obligations (including, without limitation, the lessee's obligations under (i) the Existing Operating Leases and the Permitted Sale/Leaseback Transactions and
    (ii) any other operating lease pursuant to which the Borrower, or any of its Subsidiaries or Joint Ventures, as lessee, leases all or any portion of a Hotel from the holder of an ownership or leasehold interest in such Hotel, as lessor), (c) short term notes evidencing earnest money deposits until delivered to the payee and (d) at the time of determination of outstanding Indebtedness at any time, the aggregate amount of Forward Purchase Obligations not in excess of $400,000,000 then outstanding.

         "Joint Venture" means with respect to any Person, at any date, any
          -------------
    other Person in whom such Person directly or indirectly holds an Investment, and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person, if such statements were prepared as of such date; provided that
                                                                   --------
    (a) any Joint Venture of a Person which is an Unrestricted Subsidiary shall not be treated as a Joint Venture hereunder for so long as such Person is an Unrestricted Subsidiary and (b) no Person shall be considered a Joint Venture solely because such Person is characterized as a partnership for tax
            ------
    purposes.

         "New Hotel" means any Hotel owned by the Borrower, its Subsidiaries or
          ---------
    Joint Ventures which (i) is being or has been newly constructed, or substantially refurbished or rebuilt (so long as any such Hotel is or was substantially closed while being refurbished or rebuilt) or (ii) has been acquired by the Borrower or any of its Subsidiaries and will be converted to a Core Asset; provided that any New Hotel shall cease to be treated as a New Hotel from and after the earlier of (x) the first day of the Fiscal Quarter occurring after 18 months from the date (a) such New Hotel opened or re-opened for business (in the case of clause (i) above) or (b) the conversion process begins (in the case of clause (ii) above) and (y) the Fiscal Quarter in which the ratio of Total Adjusted EBITDA to Total Cash Interest Expense attributable to such New Hotel equals or exceeds the Interest Coverage Ratio required to be exceeded by the Borrower under Section 6.01(c) for the most recent Fiscal Quarter.

         "New Hotel Indebtedness" means, with respect to any New Hotel, the sum
          ----------------------
    of (a) all Indebtedness either secured by such New Hotel or incurred to finance the construction, acquisition, refurbishment, conversion to a Core Asset or rebuilding of such New Hotel and (b) all other cash outlays in respect of the construction, acquisition, refurbishment, conversion to a Core Assets or rebuilding of such New Hotel; provided, that the interest
                                                 --------
    rate associated with any amounts under this clause (b) shall be deemed to be the interest rate which would have been applicable to Revolving Loans which are Eurodollar Loans having an Interest Period of three months determined on the first day of the then most recently ended Fiscal Quarter.

         "Reinvestment Deferred Amount" means with respect to any Reinvestment
          ----------------------------
    Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that (i) if a Reinvestment Notice as described in clause (i) of the definition thereof has been given, are not applied pursuant to Section 2.11 as a result of the delivery of a Reinvestment Notice, and (ii) if a Reinvestment Notice as described in clause (ii) of the definition thereof has been given, are intended to be applied pursuant to Section 2.11 (d)(i) as a result of the delivery of a Reinvestment Notice.

         "Reinvestment Notice" means a written notice executed by a Responsible
          -------------------
    Officer stating that (i) no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary or a Joint Venture) intends and expects to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event to acquire assets useful in its business, (ii) the Borrower intends to use all or a specified portion of the Net Cash Proceeds of a Reinvestment Event to repay outstanding Indebtedness in accordance with the priorities set forth in Section 2.11(d), and/or (iii) with respect to any Exchange described in Section 6.05(c)(iii), after repayment of any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by any of the respective assets which were the subject of such Exchange, including any premium, make-whole or breakage amount related thereto, the Net Cash Proceeds thereof will be zero; provided that any Reinvestment Notice stating the intention described
          --------
    in clause (i)
    above may be rescinded at any time prior to the Reinvestment Prepayment Date if it is replaced with a Reinvestment Notice stating the intention described in clause (ii) above.

         "Reinvestment Prepayment Amount" means with respect to any Reinvestment
          ------------------------------
    Event, the Reinvestment Deferred Amount relating thereto less any amount expended or irrevocably committed pursuant to a binding agreement, prior to the relevant Reinvestment Prepayment Date, to acquire assets useful in the Borrower's business, provided that such acquisition made with the Net Cash Proceeds of Dispositions of Core Assets shall be made in Hotels constituting Core Assets or to acquire the Equity Ownership Interest of a Subsidiary which owns a Hotel or Hotels constituting Core Assets.

         "Reinvestment Prepayment Date" means with respect to any Reinvestment
          ----------------------------
    Event, (i) if a Reinvestment Notice as described in clause (i) of the definition thereof has been given, the date occurring twelve months after such Reinvestment Event (plus an additional six months in the case of an Asset Disposition or an Exchange of Non-Core Assets for Net Cash Proceeds of $50,000,000 or greater), and (ii) if a Reinvestment Notice as described in clause (ii) of the definition thereof has been given, the date occurring five Business Days after the later of (x) the date of such Reinvestment Event, and (y) the date on which such Reinvestment Notice as described in clause (ii) of the definition thereof was given.

         "Responsible Officer" means the chief executive officer, president,
          -------------------
    chief financial officer or treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer, president or the treasurer of the Borrower.

         "Subsidiary" means as to any person, (i) any corporation more than 50%
          ----------
    of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% Equity Ownership Interest at the time. Notwithstanding the foregoing, no Unrestricted Subsidiary shall be considered a Subsidiary of the Borrower or its Subsidiaries for purposes of this Agreement.

         "Total Adjusted EBITDA" means, for any period without duplication, (i)
          ---------------------
    the product of (a) EBITDA of the Borrower and its Subsidiaries and Joint Ventures all on a combined basis in accordance with GAAP for such period (b) multiplied, in the case of each such Person, by the Allocation Percentage applicable to such Person, plus (ii) the amount of Approved Procurement Savings set forth on Schedule I for the Test Period ended on the date set forth thereon; provided that for the purposes of the calculation of
                   -------- ----
    compliance with the Total Leverage Ratio, Senior Secured Leverage Ratio and Interest Coverage Ratio, (x) EBITDA of the Borrower and its Subsidiaries in clause (i)(a) above for the Test Period ending September 30, 2000 shall also include the difference (whether negative or positive) between (I) any selling, general and administrative expenses for such

    Test Period and (II) any selling, general and administrative expenses incurred during the last three Fiscal Quarters of such Test Period multiplied by 4/3, in each case as such selling, general and administrative expenses are determined in accordance with GAAP and (y) EBITDA of Joint Ventures created or acquired after the First Amendment and Restatement Effective Date included in clause (i)(a) above shall be reduced (but not to an amount less than zero) by the Allocation Percentage of any permanent principal payment of Indebtedness and payments of cash interest made during the period for which EBITDA was calculated; provided further that for the purposes of the calculation of the Interest Coverage Ratio, EBITDA of Joint Ventures created or acquired after the First Amendment and Restatement Effective Date included in clause (i)(a) above shall be reduced by the Allocation Percentage of cash interest income received by such Person during the period of calculation thereof.

         "Total Cash Interest Expense" means the sum of the total cash interest
          ---------------------------
    expense in respect of Total Indebtedness for such period determined in conformity with GAAP (excluding interest capitalized in accordance with GAAP, amortization of deferred financing costs and other non-cash charges and expenses) minus cash interest income; provided there shall be excluded
                                              --------
    from Total Cash Interest Expense the cash interest expense (not to exceed $20 million for any applicable period of calculation) attributable to New Hotel Indebtedness.

         2. Section 1 of the Credit Agreement is hereby further amended by inserting therein the following new defined terms in appropriate alphabetical order:

         "Cash Consideration" means, with respect to any Exchange or Asset
          ------------------
    Disposition, cash, Cash Equivalents, the assumption or retirement of Indebtedness with respect to the asset or property subject to such Exchange or Asset Disposition, or any combination of the foregoing.

         "Designated Joint Venture Assets" means any assets, property or Equity
          -------------------------------
    Ownership Interest purchased or acquired by the Borrower or any of its Subsidiaries and designated as "Designated Joint Venture Assets" by the Borrower by providing a Notice of Designation to the Administrative Agent at the time of the purchase or acquisition stating the Borrower (i) intends to convey, sell, convert or otherwise transfer such asset, property or Equity Ownership Interest to a Joint Venture within six months of such purchase or acquisition and (ii) the estimated percentage Equity Ownership Interest the Borrower will hold directly or indirectly in the Joint Venture after giving effect to such conveyance, sale, conversion or transfer of such assets, property or Equity Ownership Interest to such Joint Venture.

         "Developmental Lease Property" means any property consisting of land
          ----------------------------
    and improvements thereon in the Hospitality/Leisure Related Businesses owned and developed by a Person other than the Borrower or any of its Subsidiaries or Joint Ventures for use by the Borrower and/or its Subsidiaries.

         "Developmental Lease Subsidiary" means a Subsidiary of the Borrower
          ------------------------------
    (created on or after the First Amendment and Restatement Effective Date) which is not a Subsidiary Guarantor and whose assets shall consist solely of leasehold interests and personal property in connection with the operation of such leasehold interests.

         "Developmental Lease Transaction" means any transaction in which a
          -------------------------------
    Developmental Lease Subsidiary, as a lessee, enters into a lease agreement to manage and/or operate a Developmental Lease Property.

         "Existing Operating Leases" means the operating leases set forth on
          -------------------------
    Schedule A attached to the First Amendment and Restatement.

         "First Amendment and Restatement" means the Amendment and Restatement
          -------------------------------
    to this Agreement, dated as of September 25, 2000.

         "First Amendment and Restatement Effective Date" means the First
          ----------------------------------------------
    Amendment and Restatement Effective Date as defined in the First Amendment and Restatement.

         "Net Rental Payments" means the difference between (A) Rental Payments
          -------------------
    and (B) any cash deposits or interest reserve made (or letter of credit support provided or caused to be provided) by the Borrower or any of its Subsidiaries, in each case in connection with any lease agreement entered into with respect to any Specified Developmental Lease Transactions; provided that in no event shall Net Rental Payments in connection with any
    --------
    lease agreement entered into in connection with any Specified Developmental Lease Transaction be less than, on any date, the scheduled payments to be made by the Borrower and its Subsidiaries in the one year period following such date under such lease agreement.

         "Notice of Designation" shall mean a notice duly executed by a
          ---------------------
    Responsible Officer of the Borrower listing the requirements set forth in the definition of Designated Joint Venture Assets.

         "Permitted Mezzanine Investment Entity" shall mean any Person (other
          -------------------------------------
    than any Unrestricted Subsidiary) in which the Borrower or any of its Subsidiaries makes an Investment in the form of a loan, so long as the Borrower or its Subsidiary is (or will be immediately after the making of such liNestment) party to a Management Agreement or Franchise Agreement with respect to an asset owned by such entity on market terms as reasonably determined by the Borrower.

         "Permitted Portfolio Transaction" means a transaction or series of
          -------------------------------
    related transactions between the Borrower and/or its Subsidiaries, on the one hand, and one other Person and/or any affiliates or group of parties related to such Person, on the other hand, designated in writing by the Borrower to the Administrative Agent as the "Permitted Portfolio Transaction," in connection with any Asset Dispositions, contributions by the Borrower or any of its Subsidiaries to Joint Ventures of the Borrower or any of its Subsidiaries (whether existing or created as a result of such contributions), or Exchanges described in Section 6.05(c) or any combination thereof with respect to no more than the 45 properties (including any Equity Ownership Interests in Subsidiaries or Joint Ventures owning such properties); provided, however, that (i) the
                                            --------- -------
    "Permitted Portfolio Transaction" shall consist primarily of Non-Core Assets (it being understood and agreed that in no event shall the Permitted Portfolio Transaction include more than eight Core Assets), (ii) the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Section 6.01 on a Pro Forma Basis, (iii) the Net Cash Proceeds of any portion of the "Permitted Portfolio Transaction" constituting an Asset Disposition or contributions by the Borrower or any of its Subsidiaries to any Joint Ventures of the Borrower or any of its Subsidiaries (whether existing or created as a result of such contributions) shall be applied within ten Business Days of each closing to repay outstanding Increasing Rate Term Loans (which on the initial closing of the Permitted Portfolio Transaction shall be so repaid by an amount at least equal to $125,000,000), (iv) the aggregate fair market value of the assets disposed of by the Borrower and its Subsidiaries pursuant to the Permitted Portfolio Transaction (as determined by the senior management of the Borrower) shall not exceed $1,500,000,000, (v) the consideration (taken as a whole for the entire Permitted Portfolio Transaction) received by the Borrower and its Subsidiaries in respect of the Permitted Portfolio Transaction (excluding the portion thereof consisting of like-kind exchanges pursuant to and in compliance with Section 1031 of the Code) shall consist of at least 70% Cash Consideration, (vi) except as otherwise permitted in the Agreement, as to assets which are not disposed of pursuant to the Permitted Portfolio Transaction, the status of such assets (e.g., Core Asset
                                                                ----
    v. Non-Core Asset) shall not be changed in connection therewith or as a result thereof, and the location of such asset within the Borrower's capital structure (e.g., whether such asset is owned by the Borrower or one of its
               ----
    Subsidiaries, and in the case of a Subsidiary whether such Subsidiary is a Subsidiary Guarantor) shall not be changed in connection therewith or as a result thereof, (vii) all or substantially all of the assets received in connection with like-kind exchanges pursuant to and in compliance with
    Section 1031 of the Code shall be used only for hotel and hotel-related purposes (which term, for this purpose, shall exclude free-standing retail, golf, tennis, spa and other resort amenities), (viii) the aggregate Investments (net of Investment Returns) in Joint Ventures made or retained by the Borrower and its Subsidiaries pursuant to the Permitted Portfolio Transaction shall not exceed $250,000,000 (it being understood and agreed that Investments in Joint Ventures in excess of $250,000,000 shall be permitted to the extent permitted by Section 6.06(g), with any excess Investments over $250,000,000 to count against the baskets set forth in such
    Section 6.06(g)), (ix) no Change of Control shall arise as a result of such transaction, (x) except as otherwise provided in Agreement, no Dividends shall be paid in connection with such transaction, and in connection with such transaction neither the Borrower nor any of its Subsidiaries shall become obligated to pay any Dividends in the future, in each case except for Dividends expressly permitted to be paid under Section 6.07, (xi) no Unrestricted Subsidiaries shall be created, acquired or invested in connection with such transaction, and (xii) neither the definition of "Permitted Sale/Leaseback Transactions" nor Section 6.05(i) shall be deemed modified by this definition or by Section 6.17.

         "Permitted Sale/Leaseback Transactions" means any sale and leaseback
          -------------------------------------
    transaction in respect of properties set forth on Schedule B attached to the First Amendment and

    Restatement, together with any improvements, fixtures or personal property related to and located in or on such properties.

         "Rental Payments" means, on any date, the sum of the budgeted rental
          ---------------
    payments (not to include reimbursement for taxes, operating expenses or indemnification or other similar third party expenses) to be made by the Borrower and its Subsidiaries in the two year period following such date under lease agreements in connection with the Developmental Lease Transactions.

         "Sale/Leaseback Subsidiary" means a Subsidiary of the Borrower (whether
          -------------------------
    existing on or after the First Amendment and Restatement Effective Date) whose assets consists solely of the assets held in connection with the Permitted Sale/Leaseback Transactions.

         "Sliver Equity Investment" shall mean any Person in which the Borrower
          ------------------------
    owns, directly or indirectly, an Equity Ownership Interest, equal to 20% or less of the aggregate Equity Ownership Interest of such Person.

         "Specified Developmental Lease Transaction" means any Developmental
          -----------------------------------------
    Lease Transaction in which the Borrower or any Subsidiary Guarantor has guaranteed the obligations of a Developmental Lease Subsidiary in connection with such Developmental Lease Transaction.

         "Timeshare Development Transaction" means any sale by the Borrower or
          ---------------------------------
    any of its Subsidiaries or Joint Ventures of Unimproved Land which will be developed by the purchaser thereof (in which the Borrower may have or make an Investment, to the extent permitted hereunder) as a timeshare project.

         "Unimproved Land" means any land which does not contain any
          ---------------
    improvements other than infrastructure improvements.

         3. Section 2.02(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (c) The aggregate principal amount of each Borrowing under a Facility shall not be less than the Minimum Borrowing Amount for such Facility. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of
          --------
    twenty Eurodollar Borrowings outstanding.

         4. Section 2.04(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (a) Subject to the terms and conditions set forth herein, the Swingline Lender in its individual capacity agrees to make a revolving loan or revolving loans (each a "Swingline Loan and collectively, the "Swingline Loans") to the Borrower at any time and from time to time on and after the Effective Date and prior to the Swingline Expiry Date, in an aggregate principal amount at any time outstanding that will not result in (i)
    the aggregate principal amount of outstanding Swingline Loans exceeding $20,000,000 or (ii) the sum of the total Revolving Extensions of Credit exceeding the total Revolving Commitments; provided that the Swingline
                                               --------
    Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

         5. Section 2.05(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (b) Notice of Issuance. Amendment, Renewal, Extension. Certain
             ----------------------------------------------------------
    Conditions. To request the issuance of a Letter of Credit (or the amendment,
    ----------
    renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and each request for the issuance, amendment, renewal or extension of each Letter of Credit by Borrower shall be deemed to be a representation and warranty that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Obligations shall not exceed $75,000,000 and (ii) the sum of the Total Revolving Extensions of Credit shall not exceed the Total Revolving Commitment.

         6. Section 2.09(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (d) The Borrower may on one occasion at any time not later than twelve months prior to the Revolving Loan Maturity Date, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Revolving Lenders), request that the Total Revolving Commitment be increased by an amount not in excess of $300,000,000. Such notice shall set forth the amount of the requested increase in the Total Revolving Commitment and the date on which such increase is requested to become effective (which shall be not less than 30 days or more than 90 days after the date of such notice), and shall offer each Revolving Lender the opportunity to increase its Revolving Commitment by its Applicable Percentage of the proposed increased amount. Each Revolving Lender shall, by notice to the Borrower and the Administrative Agent given not more than 30 days after the date of the Borrower's request, either agree to increase its Revolving Commitment by all or a portion of the offered amount (each Lender so agreeing being an "Increasing Lender") or decline to increase its Revolving Commitment (and any Revolving Lender that does not deliver such a notice within such period of 30 days shall be deemed to have declined to increase its Revolving Commitment) (each Revolving Lender so declining or deemed to have declined being a "Non-Increasing Lender"). In the event that, on the 30th day after the Borrower shall have delivered a request pursuant to the first sentence of this paragraph, the Revolving Lenders shall have agreed pursuant to the preceding sentence to increase their Revolving Commitments by an aggregate amount less than the increase in the Total Revolving Commitment requested by the Borrower, the Administrative Agent may arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Augmenting Lender"), which may include any Revolving Lender or Term Lender, to extend a Revolving Commitment or increase its existing Revolving Commitment in an aggregate amount equal to the unsubscribed amount, provided that each Augmenting
                                             --------
    Lender, if not already a Lender hereunder, shall be subject to the approval of the Borrower and the Administrative Agent (which approvals shall not be unreasonably withheld) and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall specify to evidence its Commitment and its status as a Lender hereunder provided further that if the
                                                    -------- -------
    aggregate amount of the increase in Total Revolving Commitments, after giving effect to the additional commitments of Increasing Lenders and Augmenting Lenders, is less than the increase in Total Revolving Commitments requested by the Borrower, the Borrower may accept such lesser increase. Increased and new Revolving Commitments created pursuant to this clause (d) shall become effective on the date specified in the request delivered by the Borrower pursuant to the first sentence of this paragraph. Notwithstanding the foregoing, no increase in the Total Revolving Commitment (or in the Revolving Commitment of any Revolving Lender) shall become effective under this paragraph unless, (i) on the date of such increase, the conditions set forth in paragraph (a) and (b) of Section 4.02 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a member of senior management of the Borrower and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Revolving Lenders) documents consistent with those delivered on the Effective Date under clause
    (1) of Section 4.01 as to the Company's power to borrow hereunder after giving effect to such increase; and

         7. Section 2.11(d) of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

         Notwithstanding the above, if any Increasing Rate Term Loans remain outstanding at the time of the receipt of Net Cash Proceeds from an Asset Disposition or a contribution by the Borrower or any of its Subsidiaries to a Joint Venture of the Borrower or any of its Subsidiaries (other than a Disposition of less than 100% of the Borrower's or any of its Subsidiaries Equity Ownership Interest or other interest in a Designated Joint Venture Asset) of (A) Non-Core Assets or (B) Core Assets to a Joint Venture of the Borrower or any of its Subsidiaries, a prepayment in an amount equal to (i) in the case of clause (A) above, (I) 50% of the first $400,000,000 per fiscal year of the Borrower of such Net Cash Proceeds from such Asset Dispositions and contributions (which shall only include Asset Dispositions and contributions consummated after the First Amendment and Restatement Effective Date), and (II) 100% of any Net Cash Proceeds above $400,000,000 in any fiscal year of the Borrower from such Asset Dispositions and contributions (which shall only include Asset Dispositions and contributions consummated after the First Amendment and Restatement Effective Date), and (ii) in the case of clause (B) above, 100% of such Net Cash Proceeds from such Asset Dispositions and contributions shall be applied within five Business Days after receipt thereof to repay the Increasing Rate Term Loans. Notwithstanding the foregoing, (a) the $400,000,000 in clause (i) of the immediately preceding sentence shall be reduced by the Net Cash Proceeds, if any, of any Exchanges made during the period of determination and (b) the Net Cash Proceeds not subject to clause
    (I) of such sentence shall be subject to a Reinvestment Notice and related requirements.

         8. Section 5.02(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (b) as soon as available, but in any event not later than 55 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower and 100 days after the end of each fiscal year of the Borrower,
    (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) beginning with the Compliance Certificate for the Fiscal Quarter ending September 30, 1999, a Compliance Certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the Fiscal Quarter or fiscal year of the Borrower, as the case may be and
    (y) to the extent not previously disclosed to the Administrative Agent pursuant to this clause (b), a listing of each new Subsidiary of any Loan Party acquired or created by any Loan Party since the date of the most recent list delivered pursuant to this clause (b) (or, in the case of the first such list so delivered, since the Effective Date);

         9. Section 5.02(e) of the Credit Agreement is hereby amended to read in its entirety as follows :

         (e) within 10 days after the receipt thereof by the Borrower, a copy of any "management letter" addressed to the board of directors of the Borrower or any of its Subsidiaries from its certified public accountants and any internal control memoranda relating thereto;

         10. Section 5.10(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (b) With respect to any new Subsidiary (other than an Excluded Foreign Subsidiary) created or acquired after the Effective Date by the Borrower or its Subsidiaries (which, for the purposes of this paragraph (b), shall include any existing Subsidiary that ceases to be an Excluded Foreign Subsidiary), shall promptly (and in any event within 45 days) (unless the Administrative Agent otherwise consents, in its reasonable discretion, based on the economic or other burdens of effecting the following) (i) execute and deliver to the Administrative Agent such amendments to the Security Documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Ownership Interest of such new Subsidiary that is owned by the Borrower or any of its Subsidiaries,
    (ii) to the extent such ownership interest is evidenced by certificated capital stock, deliver to the Administrative Agent the certificates representing such together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the Borrower or such Subsidiary, as the case may be and (iii) cause such new Subsidiary (A) to become a party to the Guaranty and Collateral Agreement, (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guaranty and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guaranty and Collateral Agreement or by law or as may be requested by the Administrative Agent and (C) to deliver to the Collateral Agent a certificate of such Subsidiary, substantially in the form of Exhibit H to the Guaranty and Collateral Agreement, with appropriate insertions and attachments. With respect to any new Joint Venture created or acquired after the Effective Date by the Borrower or any Subsidiary Guarantor, the actions described in clauses (i) and (ii) above shall be taken as if such Joint Venture were a Subsidiary and none of the actions described in clause (iii) above shall be required to be taken. Notwithstanding the foregoing provisions of this paragraph (b), none of the actions described in clauses (i), (ii) and (iii) above shall be required to be taken with respect to any Subsidiaries and Joint Ventures financed pursuant to Section 6.02(e) or with respect to Special Purpose Subsidiaries, Developmental Lease Subsidiaries or Sale/Leaseback Subsidiaries.

         11. Section 6.01(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (c) Interest Coverage Ratio. Permit the Interest Coverage Ratio to be
             -----------------------
    less than (w) for any Test Period ending after June 30, 2000 and on or prior to December 31, 2002, 1.75 to 1.00, (x) for any Test Period ending after December 31, 2002 and on or prior to December 31, 2003, 1.85 to 1.00, (y) for any Test Period ending after December 31, 2003 and on or prior to December 31, 2004, 1.95 to 1.00 and (z) for any Test Period ending after December 31, 2004, 2.10 to 1.00.

         12. Section 6.05(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (c) the following Dispositions (collectively "Exchanges") shall be permitted: (i) like-kind exchanges pursuant to and in compliance with
    Section 1031 of the Code (with any Net Cash Proceeds received in connection therewith not subject to a Reinvestment Notice to be applied as required under Section 2.11), (ii) a simultaneous exchange of assets for assets (with any Net Cash Proceeds received in connection therewith not subject to a Reinvestment Notice to be applied as required under Section 2.11) and (iii) Dispositions of Non-Core Assets and Core Assets, for an amount equal to at least the fair market value thereof (determined in good faith by the senior management of the Borrower), for at least 75% Cash Consideration (other than in connection with a Timeshare Development Transaction, the Disposition of which shall not be subject to such limitation), provided that (A) within 10
                                                    -------- ----
    days after the date of consummation of any Exchange, the Borrower shall deliver a Reinvestment Notice with respect thereto and any Reinvestment Prepayment Amount in respect thereof is applied as required under Section
    2.11 and (B) all Net Cash Proceeds of Exchanges resulting from Dispositions of Core Assets shall be reinvested in Core Assets;

         13. Section 6.05(d) of the Credit Agreement is hereby amended by (i) deleting the phrase "cash consideration" appearing therein and (ii) inserting in lieu thereof the phrase "Cash Consideration (other than in connection with a Timeshare Development Transaction, the Disposition of which shall not be subject to such limitation)".

         14.  Section 6.05 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" contained at the end of clause (g) thereof, (ii) deleting the period appearing at the end of clause (h) thereof and inserting "; and" in lieu thereof and (iii) inserting therein immediately following clause
(h) thereof the following new clause (i):

         "(i) the Permitted Sale/Leaseback Transactions."

         15. Section 6.06(g) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (g) Investments (net of Investment Returns) by the Borrower and its Subsidiaries in any Person that, prior to, or after giving effect to, such Investment, is a Joint Venture or a Permitted Mezzanine Investment, (i) existing on the First Amendment and Restatement Effective Date and (ii) from and after the First Amendment and Restatement Effective Date in an aggregate amount, when added to the amount of Designated Joint Venture Assets (which for the purposes of calculating the value of any Equity Ownership Interest in such assets owned by the Borrower or any of its Subsidiaries shall be the estimated percentage Equity Ownership Interest for such asset referred to in the applicable Notice of Designation; provided that on the earlier of (A) the closing of the conveyance, sale, conversion or transfer of such assets referred to in such Notice of Designation or (B) six months after the date of such Notice of Designation, the Equity Ownership Interest in such assets shall be the actual Equity Ownership Interest owned in such assets at the time thereof) acquired, not to exceed (x) so long as Increasing Rate Term Loans remain outstanding, $200,000,000 at any time outstanding (of which $60,000,000 may be in Joint Ventures other than Sliver Equity Investments) and (y) on the first day of the Fiscal Quarter in which the Increasing Rate Terms Loans are repaid in full, $300,000,000 at any time outstanding (of which $90,000,000 may be in Joint Ventures other than Sliver Equity Investments), which amounts shall be increased to $400,000,000 and $120,000,000, respectively on the first anniversary of the first day of the Fiscal Quarter in which the Increasing Rate Returns Loans were repaid in full and $500,000,000 and $150,000,000 respectively, on the second anniversary of the first day of the Fiscal Quarter in which the Increasing Rate Terms Loans were repaid in full and thereafter; provided that in the case of Joint
                                        -------- ----
    Ventures acquired with Indebtedness described in Section 6.02(e), the net amount (net of Investment Returns relating to Investments made or acquired pursuant to this Clause (g)) of such Investments (when added to the Investments in Subsidiaries described in the proviso in (f) above) shall not exceed $150,000,000 at any time;

         16. Section 6.08(a) of the Credit Agreement is hereby amended by (i) deleting the phrase "or Indebtedness under the Increasing Rate Term Loan Facility" appearing therein and (ii) deleting the phrase "and pursuant to mandatory prepayment provisions contained in the Increasing Rate Term Loan Facility (and as expressly permitted in this Agreement)" appearing therein.

         17. Section 6.10 of the Credit Agreement is hereby amended by (i) deleting in its entirety clause (v) contained therein and (ii) inserting the following new clause (v) in lieu thereof:

    "(v) any restrictions with respect to (I) a Special Purpose Subsidiary imposed pursuant to the documents governing the related securitization or financing, (II) a Developmental Lease Subsidiary imposed pursuant to the documents governing such Developmental Lease Transaction (Ill) a Sale/Leaseback Subsidiary imposed pursuant to the documents governing such Permitted Sale/Leaseback Transaction and (IV) the lessee or tenant under Existing Operating Leases."

         18. Section 6.12 of the Credit Agreement is hereby amended by (i) deleting in its entirety clause (f) contained therein and (ii) inserting the following new clause (f) in lieu thereof:

    "(f) any restrictions with respect to (I) a Special Purpose Subsidiary imposed pursuant to the documents governing the related securitization or financing, (II) a Developmental Lease Subsidiary imposed pursuant to the documents governing such Developmental Lease Transaction, (III) a Sale/Leaseback Subsidiary imposed pursuant to the documents governing such Permitted Sale/Leaseback Transaction and (IV) the lessee or tenant under the Existing Operating Leases."

         19. Section 6 of the Credit Agreement is hereby further amended by inserting at the end thereof the following new Section 6.16 and Section 6.17:

         "Section 6.16 Developmental Lease Transactions. Enter into any
          ---------------------------------------------
    Developmental Lease Transaction, provided, that any Developmental Lease
                                     --------
    Transaction may be entered
    into if, at the time of the entering into such transaction (and after giving effect thereto), the aggregate amount of budgeted rental payments (not to include reimbursement for taxes, operating expenses or indemnification or other similar third party expenses) under all Developmental Lease Transactions then in effect for the twelve month period commencing on the first day of the immediately following month shall not exceed (i) $15,000,000 at all times during the fiscal year ending December 31, 2001 and
    (ii) $20,000,000 at all times during any fiscal year thereafter.

         Section 6.17 Permitted Portfolio Transaction. Notwithstanding anything
                      -------------------------------
    to the contrary in this Agreement (but subject to the terms and conditions set forth below and in the definition of "Permitted Portfolio Transaction"), the Borrower and its Subsidiaries shall be permitted to enter into the Permitted Portfolio Transaction so long as (a) the Net Cash Proceeds of any portion of the Permitted Portfolio Transaction constituting an Asset Disposition or contributions by the Borrower or any of its Subsidiaries to Joint Ventures of the Borrower or any of its Subsidiaries (whether existing or created as a result of such contributions) shall be applied within ten Business Days of each closing to repay the outstanding Indebtedness of the Borrower in the following manner: (i) first, to repay Increasing Rate Term
                                          -----
    Loans (which on the initial closing date of the Permitted Portfolio Transaction shall be so repaid by an amount at least equal to $125,000,000) and (ii) second, to the extent that the Increasing Rate Loans are all repaid
             ------
    in full, in accordance with the priorities set forth in Section 2.11(d); and
    (b) the consideration therefor shall be equal to at least the fair market value thereof as determined by the senior management of the Borrower. It is understood and agreed that, with respect to Investments in connection with the Permitted Portfolio Transaction, such Investments shall be permitted under Section 6.06(g), except that any Dollar limitations, thresholds or restrictions or similar baskets set forth in Section 6.06(g) shall, after the consummation of such Permitted Portfolio Transaction, be calculated without giving effect to such Investments as if such Permitted Portfolio Transaction had not occurred."

         20. Section 9.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         (a) if to the Borrower, to it at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, Attention Chief Financial Officer (Telecopy No. (214)- 863-1527) and Treasurer (Telecopy (214) 863-1669);

         21. Annex A to the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

    In addition to the foregoing, (i) as long as Increasing Rate Term Loans in an aggregate amount of less than or equal to $325,000,000 are outstanding, the above Applicable Margin for Term Loans shall be increased by .25% and
    (ii) as long as Increasing Rate Term Loans in an aggregate amount greater than $325,000,000 are outstanding, the above Applicable Margin for Term Loans shall be increased by .50%.

         22. Schedule I to the Credit Agreement is hereby amended to read in its entirety as follows:

                                   SCHEDULE I
                                   -------- -

                          APPROVED PROCUREMENT SAVINGS
                          ----------------------------

           ________________________________________

            Test Period Ending
            ------------------
            =======================================
            September 30, 1999    $40,000,000
           ________________________________________
            December 31, 1999     $34,300,000
           ________________________________________
            March 31, 2000        $28,600,000
           ________________________________________
            June 30, 2000         $22,900,000
           ________________________________________
            September 30, 2000    $19,800,000
           ________________________________________
            December 31, 2000     $16,500,000
           ________________________________________
            March31, 2001         $13,200,000
           ________________________________________
            June 30, 2001         $ 9,900,000
           ________________________________________
            September 30, 2001    $ 6,600,000
           ________________________________________
            December 31, 2001     $ 3,300,000
            ________________________________________


         23. In order to induce the undersigned Lenders to enter into this Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the First Amendment and Restatement Effective Date after giving effect to this Amendment and Restatement and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Amendment and Restatement Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment and Restatement Effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date).

         24. This Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         25. This Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the borrower and the Administrative Agent.

         26. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         27. This Amendment and Restatement shall become effective on the date (the "First Amendment and Restatement Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office, and (ii) the Required Obligees have consented to the Consent to the Increasing Rate Term Loan Facility dated as of September 25, 2000.

         28. From and after the First Amendment and Restatement Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                   * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment and Restatement to be duly executed and delivered as of the date first above written.


                             WYNDHAM INTERNATIONAL, INC.,


                             By /s/ Rick A. Smith
                               -------------------------
                               Title:


                             THE CHASE MANHATTAN BANK,
                               Individually and as Administrative Agent,


                             By /s/ Thomas H. Kozlark
                               -------------------------
                               Title: Vice President


                             CHASE SECURITIES INC.,
                               as Lead Arranger and Book Manager


                             By /s/ James G. Rolison
                                ------------------------
                                Title: Managing Director


                             BANKERS TRUST COMPANY,
                               Individually and as Syndication Agent


                             By /s/ [ILLEGIBLE]
                               -------------------------
                                Title: Director


                             BEAR STEARNS CORPORATE LENDING INC.,
                               Individually and as Co-Documentation Agent


                             By /s/ [ILLEGIBLE]
                               -------------------------
                               Title: Managing Director

                             CREDIT LYONNAIS NEW YORK BRANCH,
                               Individually and as Documentation Agent


                         By /s/ Joseph A. Asciolla
                           -----------------------------
                           Title:  First Vice President


                             BANK OF AMERICA, N.A.
                               Individually and as Syndication Agent


                         By /s/ Lisa J. Butler
                           -----------------------------
                           Title: Principal


                         AG CAPITAL FUNDING PARTNERS, L.P. By:
                           Angelo, Gordon & Co., L.P. as  Investment
                           Advisor


                         By: /s/ [ILLEGIBLE]^^
                            ----------------------------
                            Name:
                            Title:


                         AMMC CDO I, LIMITED
                            By:  American Money Management Corp. as
                            Collateral Manager



                         By: /s/ David P. Meyer
                            ----------------------------
                            Name:  David P. Meyer
                            Title: Vice President

                         AERIES FINANCE-II LIMITED
                         By: Invesco Senior Secured Management, Inc. as
                             Sub-Managing Agent



                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Anne M. McCarthy
                            Title: Authorized Signatory


                         ALLIANCE CAPITAL FUNDING, L.L.C.



                         By: /s/   Kenneth G. Ostmann
                            ----------------------------
                            Name:  Kenneth G. Ostmann
                            Title: Vice President


                         ALLSTATE LIFE INSURANCE COMPANY



                         By: /s/ Jerry Zinkula
                            ----------------------------
                            Name:  Jerry D. Zinkula
                            Title: Authorized Signatory



                         By: /s/ David Walsh
                            ----------------------------
                            Name:  David Walsh
                            Title: Authorized Signatory


                         AMARA-l FINANCE, LTD.
                            By: INVESCO Senior Secured Management, Inc. as Sub-Advisor



                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Anne M. McCarthy
                            Title: Authorized Signatory

                         AMARA-2 FINANCE, LTD. By: 1NVESCO Senior Secured
                            Management, Inc. as Sub-Advisor

                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Anne M. McCarthy
                            Title: Authorized Signatory




                         ARAB AMERICAN BANK


                         By: /s/ Carmelo L. Foti
                            ----------------------------
                            Name:  Carmelo L. Foti
                            Title: Vice President



                         By: /s/ Rami El-Rifai
                            ----------------------------
                            Name:  Rami El-Rifai
                            Title: Assistant Vice President



                         ARCHIMEDES FUNDING, L.L.C.
                         By: ING Capital Advisors LLC, as Collateral
                         Manager



                         By: /s/  Wade T. Winter
                            ----------------------------
                            Name:  Wade T. Winter, CFA
                            Title: Vice President


                         ARCHIMEDES FUNDING II, LTD.
                            By: ING Capital Advisors LLC, as Collateral
                            Manager

                         By: /s/  Wade T. Winter
                            ----------------------------
                            Name:  Wade T. Winter, CFA
                            Title: Vice President

                         ARES Leveraged Investment Fund, L.P.
                            By:  ARES Management, L.P. Its: General Partner


                         By: /s/  David A. Sachs
                            ----------------------------
                            Name:  David A. Sachs
                            Title: Vice President


                         ARES Leveraged Investment Fund II, L.P.
                            By:  ARES Management II, L.P. Its: General
                            Partner


                         By: /s/  David A. Sachs
                            ----------------------------
                            Name:  David A. Sachs
                            Title: Vice President



                         AVALON CAPITAL LTD.
                            By: INVESCO Senior Secured Management Inc. as Portfolio Advisor

                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Anne M. McCarthy
                            Title: Authorized Signatory



                         AVALON CAPITAL II LTD.
                            By: 1NVESCO Senior Secured Management Inc. as Portfolio Advisor


                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Anne M. McCarthy
                            Title: Authorized Signatory

                         BANK LEUMI USA



                         By: /s/ Joung Hee Hong
                             ---------------------------
                            Name:  Joung Hee Hong
                            Title: Vice President


                         BANK OF HAWAII



                         By: /s/ Donna R. Parker
                            ----------------------------
                            Name:  Donna R. Parker
                            Title: Vice President



                         THE BANK OF NOVA SCOTIA NEW YORK AGENCY



                         By: /s/ Melvin Mandelbaum
                            ----------------------------
                            Name:  Melvin  J. Mandelbaum
                            Title: Managing Director


                         BANKBOSTON, N.A.



                         By:____________________________
                            Name:
                            Title:



                         BRANT POINT CBO 1999-1, LTD.



                         By: /s/ Diane J. Exter
                            ----------------------------
                            Name:  Diane J. Exter
                            Title: Executive Vice President
                                   Portfolio Manager

                         CAPTIVA FINANCE LTD.



                         By: /s/  David Dyer
                            ----------------------------
                            Name:  David Dyer
                            Title: Director


                         CAPTIVA II FINANCE LTD.


                         By: /s/  David Dyer
                            ----------------------------
                            Name:  David Dyer
                            Title: Director



                         CARLYLE HIGH YIELD PARTNERS, L.P. By: TCG High
                            Yield, L.L.C. as General Partner



                         By: /s/ Linda M. Pace
                            ----------------------------
                            Name:  Linda M. Pace
                            Title: Vice President


                         CARLYLE HIGH YIELD PARTNERS IJ,LTD.
                            By:  TCG High Yield, L.L.C. as General Partner



                         By: /s/ Linda M. Pace
                            ----------------------------
                            Name:  Linda M. Pace
                            Title: Vice President

                         CERES FINANCE, LTD.
                            By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent



                         By: /s/ Ann M. McCarthy
                            ----------------------------
                            Name:  Ann M. McCarthy
                            Title: Authorized Signatory


                         CONTINENTAL ASSURANCE COMPANY
                            By: Highland Capital Management, L.P. As
                            Collateral Manager

                         By: /s/ Mark K. Okada CFA
                            ----------------------------
                            Name:  Mark  K. Okada CFA
                            Title: Executive Vice President



                         By:____________________________
                            Name:
                            Title:



                         CONTINENTAL ASSURANCE COMPANY
                            By: TCW Asset Management Company, Its Investment Advisor


                         By: /s/ Mark Gold
                            ----------------------------
                            Name:  Mark Gold
                            Title: Managing Director



                         By: /s/ Jonathan Berg
                            ----------------------------
                            Name:  Jonathan Berg
                            Title: Assistant Vice President

                         CRESCENT/MACH 1 PARTNERS, L.P. By: TCW Asset
                            Management Company, Its Investment Manager
                            Sequils I, LTD



                         By:____________________________
                            Name:
                            Title:


                         CypressTree Investment Partners I, Ltd.
                            By: CypressTree Investment Management Company, Inc. as Portfolio Advisor



                         By: /s/ Jeffrey W. Heuer
                            ----------------------------
                            Name:  Jeffrey W. Heuer
                            Title: Principal


                         CypressTree Investment Partners II, Ltd.
                            By: CypressTree Investment Management Company, Inc. as Portfolio Advisor


                         By: /s/ Jeffrey W. Heuer
                            ----------------------------
                            Name:  Jeffrey W. Heuer
                            Title: Principal



                         CypressTree Focused Investment Fund, LLC
                            By: CypressTree Investment Management Company, Inc. its Managing Member


                         By: /s/ Jeffrey W. Heuer
                            ----------------------------
                            Name:  Jeffrey W. Heuer
                            Title: Principal

                         CypressTree Senior Floating Rate Fund By:
                            CypressTree Investment Management Company, Inc. as Portfolio Manager


                         By: /s/ Jeffrey W. Heuer
                            ----------------------------
                            Name:  Jeffrey W. Heuer
                            Title: Principal



                         DLJ CAPITAL FUNDING, INC.



                         By:
                            Name:
                            Title:


                         DEBT STRATEGIES FUND II, INC.



                         By: /s/ Gilles Marchand, CFA
                            ----------------------------
                            Name:  Gilles Marchand, CFA
                            Title: Authorized Signatory


                         DEBT STRATEGIES FUND III, INC.

                         By: /s/ Gilles Marchand, CFA
                            ----------------------------
                            Name: Gilles Marchand, CFA
                            Title: Authorized Signatory



                         ELC (CAYMAN) LTD. 1999-II



                         By: /s/ John W. Stelwagon
                            ----------------------------
                            Name:  John W. Stelwagon
                            Title: Director

                         ELC (CAYMAN) LTD. 1999-III



                         By: /s/ John W. Stelwagon
                            ----------------------------
                            Name:  John W. Stelwagon
                            Title: Director


                         ELC (CAYMAN) LTD. CDO Series 1999-1

                         By: /s/ John W. Stelwagon
                            ----------------------------
                            Name:  John W. Stelwagon
                            Title: Director



                         ELF FUNDING TRUST 1
                            By:  Highland Capital Management, L.P. As
                            Collateral Manager



                         By: /s/ Mark  K Okada CFA
                            ----------------------------
                            Name:  Mark  K. Okada
                            Title: Executive Vice President



                         EATON VANCE SENIOR INCOME TRUST By: Eaton Vance
                            Management, as Investment Advisor



                         By:
                            Name:
                            Title:


                         ELT LTD.



                         By: /s/ Ann E. Morris
                            ----------------------------
                            Name:  Ann E. Morris
                            Title: Authorized Agent

                         First Allmerica Financial Life Insurance
                            Company
                            By: CypressTree Investment Management
                            Company, Inc. as Attorney-in-Fact and on
                            behalf of First Allmerica Financial Life
                            Insurance Company as Portfolio Manager



                         By: /s/ Jeffrey W. Heuer
                            ----------------------------
                            Name:  Jeffrey W. Heuer
                            Title: Principal


                         FIRST DOMINION FUNDING I



                         By: /s/ Andrew Marshak
                            ------------------
                            Name:  Andrew Marshak
                            Title: Authorized Signatory


                         FIRST DOMINION FUNDING II

                         By: /s/ Andrew Marshak
                            ------------------
                            Name:  Andrew Marshak
                            Title: Authorized Signatory



                         FIRST DOMINION FUNDING III

                         By: /s/ Andrew Marshak
                            ------------------
                            Name:  Andrew Marshak
                            Title: Authorized Signatory

                         FLOATING RATE PORTFOLIO
                            By: INVESCO Senior Secured Management, Inc. as Attorney-in-Fact



                         By: /s/ Anne M. McCarthy
                            ----------------------------
                            Name:  Ann. M. McCarthy
                            Title: Authorized Signatory


                         FRANKLIN FLOATING RATE TRUST



                         By: /s/ Chauncey Lufkin
                            ----------------------------
                            Name: Chauncey Lufkin
                            Title:



                         FRANKLIN CLO I, LIMITED



                         By: /s/ Chauncey Lufkin
                            ----------------------------
                            Name: Chauncey Lufkin
                            Title:


                         GENERAL MOTORS WELFARE BENEFITS
                            TRUST



                         By:
                            Name:
                            Title:



                         GENERAL MOTORS EMPLOYEES GLOBAL GROUP PENSION
                            TRUST



                         By:
                            Name:
                            Title:

                         GLENEAGLES TRADING



                         By: /s/ Ann E. Morris
                            ----------------------------
                            Name:  Ann E. Morris
                            Title: Asst. Vice President


                         GREAT POINT CLO 1999-1 LTD.



                         By: /s/ Diane J. Exter
                            ----------------------------
                            Name:  Diane J. Exter
                            Title: Executive Vice President


                         HARBOURVIEW CDO II



                         By:
                            Name:
                            Title:


                         HIGHLAND LEGACY LIMITED



                         By: /s/  Mark Okada CFA
                            ------------------------
                            Name:  Mark Okada CFA
                            Title: Executive Vice President



                         HIGHLAND OFFSHORE PARTNERS, L.P.


                         By: /s/  Mark Okada CFA
                            ----------------------------
                            Name:  Mark Okada CFA
                            Title: Executive Vice President

                         The ING CAPITAL SENIOR SECURED HIGH INCOME FUND,
                             L.P.

                         By: ING Capital Advisors LLC, as Investment
                             Advisor



                         By: /s/ Wade T. Winter, CFA
                            ----------------------------
                            Name:  Wade T. Winter, CFA
                            Title: Vice President



                         ING HIGH INCOME PRINCIPAL
                            PRESERVATION FUND HOLDINGS,
                            LDC.

                         By: ING Capital Advisors LLC As Investment
                            Advisor



                         By:
                            Name:
                            Title:


                         INDOSUEZ CAPITAL FUNDING IIA,
                            LIMITED

                         By:  Indosuez Capital as Portfolio Advisor



                         By: /s/   Lee M. Shaiman
                            ----------------------------
                            Name:  Lee M. Sahiman
                            Title: First Vice President

                         INDOSUEZ CAPITAL FUNDING IV, L.P.

                         By:  Indosuez Capital as Portfolio Advisor



                         By: /s/   Lee M. Shaiman
                            ----------------------------
                            Name:  Lee M. Shaiman
                            Title: First Vice President


                         KZH CNC LLC



                         By: /s/  Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent


                         KZH Crescent-2 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH CRESCENT-3 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH CRESCENT



                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent

                         KZH CYPRESSTREE-1 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH HIGHLAND-2 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH ING-1 LLC
                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent




                         KZH ING-2 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent




                         KZH ING-3 LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent

                         KZH PAMCO LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH STERLING LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KZH  WATERSLDE LLC

                         By: /s/ Kimberly Rowe
                            ----------------------------
                            Name:  Kimberly Rowe
                            Title: Authorized Agent



                         KEYPORT LIFE INSURANCE COMPANY



                         By: /s/ James R. Fellows
                            ----------------------------
                            Name:  James R. Fellows
                            Title: Sr. Vice President & Portfolio Manager


                         ML CBO IV (CAYMAN) LTD.


                         By: /s/ Mark  K.  Okada
                            ----------------------------
                            Name:  Mark  K. Okada
                            Title: Executive Vice President

                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

                         By:  Pilgrim Investments, Inc. as its
                            investment manager


                         By: /s/ Jason Groom
                            ----------------------------
                            Name:  Jason Groom
                            Title: Vice President


                         ML CLO XX PILGRIM AMERICA
                            (CAYMAN) LTD.

                         By:  Pilgrim Investments, Inc. as its
                            investment manager

                         By: /s/ Jason Groom
                            ----------------------------
                            Name:  Jason Groom
                            Title: Vice President



                         ML INCOME STRATEGIES PORTFOLIO

                         By: Merrill Lynch Asset Management, L.P., as
                            Investment Advisor

                         By: /s/ Gilles Marchand, CFA
                            ----------------------------
                            Name:  Gilles Marchand, CFA
                            Title: Authorized Signatory


                         ML SENIOR FLOATING RATE FUND II,
                            INC.

                         By:  Merrill Lynch Asset Management, L.P., as
                            Investment Advisor

                         By: /s/ Gilles Marchand, CFA
                            ----------------------------
                            Name:  Gilles Marchand, CFA
                            Title: Authorized Signatory

                         MSDW PRIME INCOME TRUST



                         By:
                            Name:
                            Title:


                         MAGNETITE ASSET INVESTORS LLC



                         By:
                            Name:
                            Title:



                         MASS MUTUAL HIGH YIELD PARTNERS II LLC

                         By:  HYP Management, Inc. as Managing Member


                         By: /s/  Mary Ann McCarthy
                            ----------------------------
                            Name:  Mary Ann McCarthy
                            Title: Managing Director


                         MASSACHUSETTS MUTUAL LIFE
                            INSURANCE COMPANY



                         By: /s/ Steven J. Katz
                            ----------------------------
                            Name:  Steven J. Katz
                            Title: Second Vice President and
                                   Associate General Counsel

                               MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor


                                   By
                                      Name:
                                      Title:


                               MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor


                                   By: /s/ Gilles Marchand, CFA
                                       Name:  Gilles Marchand, CFA
                                       Title:  Authorized Signatory


                               MERRILL LYNCH SENIOR FLOATING RATE FUND

                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor

                                   By: /s/ Gilles Marchand, CFA
                                       ------------------------
                                       Name: Gilles Marchand, CFA
                                       Title: Authorized Signatory



                               MERRILL LYNCH PIERCE, FENNER & SMITH

                                   By: Merrill Lynch Asset Management, L.P., as
                                   Investment Advisor



                                   By: /s/ Neil Brisson
                                       ----------------
                                       Name:  Neil Brisson
                                       Title: Director

                               MONUMENT CAPITAL LTD. as Assignee
                               By: Alliance Capital Management LP as Investment
                                       Manager
                               By: Alliance Capital Management Corporation as
                                       General Partner

                               By: /s/ Kenneth G. Ostmann
                                   -----------------------
                                   Name:  Kenneth G. Ostmann
                                   Title:  Vice President


                               MORGAN STANLEY SENIOR FUNDING, INC.


                               By:
                                   Name:
                                   Title:


                               NATIONAL WESTMINSTER BANK PLC
                               By: Netwest Capital Markets Limited, its Agent
                               By: Greenwich Capital Markets, Inc. its Agent

                               By: /s/ Harry Paschalidis
                                   ----------------------
                                   Name:  Harry Paschalidis
                                   Title: Assistant Vice President


                               NEW YORK LIFE INSURANCE COMPANY


                               By:
                                   Name:
                                   Title:

                               NEW YORK LIFE INSURANCE & ANNUITY CORPORATION


                                  By:
                                      Name:
                                      Title:


                              NORTH AMERICAN SENIOR FLOATING RATE FUND

                                  By: CypressTree Investment Management Company, Inc. as Portfolio Manager



                                  By: /s/ Jeffrey W. Heuer
                                      --------------------
                                      Name:  Jeffrey W. Heuer
                                      Title: Principal


                              NORTHWOODS CAPITAL, LIMITED

                                  By: Angelo, Gordon & Co., L.P. as Collateral
                                  Manager



                                  By: /s/ Signature Illegible ^^
                                      ----------------------------
                                      Name:
                                      Title:


                              NORTHWOODS CAPITAL II, LIMITED

                                  By: Angelo, Gordon & Co., L.P. as Collateral
                                  Manager



                                  By: /s/ Signature Illegible ^^
                                      ----------------------------
                                      Name:
                                      Title:

                               NUVEEN SENIOR INCOME FUND

                                  By: /s/ Lisa M. Mincheski
                                      --------------------
                                      Name:  Lisa M. Mincheski
                                      Title: Managing Director


                               OAK HILL SECURITIES FUND, L.P.

                                  By: Oak Hill Securities GenPar, L.P. its
                                  General Partner

                                  By: Oak Hill Securities MGP, Inc. its General Partner



                                  By: /s/  Scott D. Krase
                                      -----------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President


                               OAK HILL SECURITIES FUNDS II L.P.


                                  By : Oakhill Securities Gen Part II LP, its
                                  general partner
                                  By: Oak Hill Securities MGP, Inc. its General Partner

                                  By: /s/  Scott D. Krase
                                      -----------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President


                               OAK MOUNTAIN LIMITED

                                  By: Alliance Capital Management L.P. as
                                  Investment Manager

                                  By: Alliance Capital Management Corporation,
                                  as General Partner


                                  By:
                                      Name:
                                      Title:

                             OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.



                                  By: /s/ Anne McCarthy
                                      -----------------
                                      Name:  Anne M. McCarthy
                                      Title: Authorized Signatory


                             OCTAGON PARTNERS II, LLC

                                  By: Octagon Credit Investors, LLC as sub-
                                  investment manager



                                  By: /s/ Michael B. Nechamkin
                                      ------------------------
                                      Name:  Michael B. Nechamkin
                                      Title: Portfolio Manager



                             OCTAGON PARTNERS III, LTD.

                                  By: /s/ Michael B. Nechamkin
                                      ------------------------
                                      Name:  Michael B. Nechamkin
                                      Title: Portfolio Manager



                             PAM CAPITAL FUNDING, L.P.



                                  By: /s/ Mark K. Okada
                                      -----------------
                                      Name:  Mark K. Okada
                                      Title: Executive Vice President

                             PACIFICA PARTNERS I, L.P.


                                  By:
                                     Name:
                                     Title:


                             PAMCO CAYMAN LTD.

                                  By: /s/ Mark K. Okada
                                      -----------------
                                      Name:  Mark K. Okada
                                      Title: Executive Vice President



                             PERSEUS CDO I, LIMITED



                                  By: /s/ Steven J. Katz
                                      ------------------
                                      Name:  Steven J. Katz
                                      Title: Second Vice President and
                                      Associate General Counsel


                             PILGRIM AMERICA HIGH INCOME INVESTMENTS, INC.



                                  By: /s/ Jason Groom
                                      ---------------
                                      Name:  Jason Groom
                                      Title: Vice President


                             PILGRIM CLO 1999-i LTD.

                                  By: Pilgrim Investments, Inc., as its
                                  Investment Manager

                                  By: /s/ Jason Groom
                                      ---------------
                                      Name:  Jason Groom
                                      Title: Vice President

                            State Street Bank & Trust Company as Trustee
                               For General Motors Welfare Benefits Trust


                                  By: /s/ Michael Connors
                                      -------------------
                                      Name:  Michael Connors
                                      Assistant Vice President



                            BLACK DIAMOND CLO 2000-1

                                  By: /s/ David Dyer
                                      --------------
                                      Name:  David Dyer
                                      Title: Director





                            SRF 2000, LLC


                                  By: /s/ Ann E. Morris
                                      -----------------
                                      Name:  Ann E. Morris
                                      Title: Assistant Vice President

                              PILGRIM  PRIME RATE TRUST
                                 By: Pilgrim Investments Inc. as its Investment Manager




                                 By: /s/ Jason Groom
                                     ---------------
                                     Name:  Jason Groom
                                     Title: Vice President




                              PROSPECT STREET INTERNATIONAL FUND PCC LIMITED-PROSPECT INTERNATIONAL DEBT STRATEGY FUND

                                 By: Prospect Street Strategic Debt Management
                                     Co. Inc. as Investment Advisor



                                 By: /s/ Preston I. Carnes, Jr.
                                     --------------------------
                                     Name:  Preston I. Carnes, Jr
                                     Title: Vice President



                              SEQUILS-PILGRIM I, LTD.


                                 By: Pilgrim Investments Inc. as its investment
                                     manager


                                 By: /s/ Jason Groom
                                     ---------------
                                     Name:  Jason Groom
                                     Title: Vice President





                              SEQUILS I, LTD.

                                 By: TCW Advisors Inc. as its Collateral Manager



                                 By: /s/ Jonathan Berg
                                     -----------------
                                     Name:  Jonathan Berg
                                     Title: Assistant Vice President

                              UNITED OF OMAHA LIFE INSURANCE COMPANY

                              By: TCW Asset Management Company, Its Investment
                                  Advisor



                              By: /s/ Jonathan Berg
                                  -----------------
                                  Name:  Jonathan Berg
                                  Title: Assistant Vice President






                              VAN KAMPEN PRIME RATE INCOME TRUST

                              By: Van Kampen Investment Advisory Corp.




                              By: /s/ Darvin D. Pierce
                                 ---------------------
                                  Name:  Darvin D. Pierce
                                  Title: Vice President



                              VAN KAMPEN SENIOR INCOME TRUST



                              By: /s/ Darvin D. Pierce
                                 ---------------------
                                 Name:  Darvin D. Pierce
                                 Title: Vice President

                              STANFIELD/RMF TRANSATLANTIC CDO, LTD.

                              By: Stanfield Capital Partners LLC As Its
                                  Collateral Manager


                              By: /s/ Christopher A. Bondy
                                  ---------------------------
                                  Name:  Christopher Bondy
                                  Title: Partner





                              STANFIELD CLO, LTD.



                              By: Stanfield Capital Partners LLC As Its
                                  Collateral Manager


                              By: /s/ Christopher A. Bondy
                                  ------------------------
                                  Name:  Christopher Bondy
                                  Title: Partner



                              STEIN ROE & FARNHAM CLO I LTD.


                              By: Stein Roe & Farnham Incorporated, as Portfolio
                                  Manager




                              By: /s/ James R. Fellows
                                  --------------------
                                  Name: James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager



                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                              By: /s/ James R. Fellows
                                  --------------------
                                  Name:  James R. Fellows
                                  Title: Senior Vice President
                                         Stein Roe & Farnham Incorporated,
                                         As Advisor to the Stein Roe Floating
                                         Limited Liability Company

                              STRATA FUNDING LTD.

                              By: INVESCO Senior Secured Management, Inc.,
                                  As Sub-Management Agent


                              By: /s/ Anne M. McCarthy
                                  --------------------
                                  Name:  Anne M. McCarthy
                                  Title: Authorized Signatory



                              SYNDICATED LOAN FUNDING TRUST

                              By: /s/ Michele Swanson
                                  -------------------
                                  Name:  Michele Swanson
                                  Title: Authorized Signatory


                              TRITON CBO III, LIMITED


                              By: /s/ Anne M. McCarthy
                                  --------------------
                                  Name:  Anne M. McCarthy
                                  Title: Authorized Signatory




                              TYLER TRADING, INC.

                              By: /s/ David W. Nabors
                                  -------------------
                                  Name: David W. Nabors
                                  Title:

                             SEQUILS-ING I (HBDGM), LTD.

                             By: ING Capital Advisors LLC, as Collateral Manager


                             By: /s/ Wade T. Winter, CFA
                                 -----------------------
                                 Name:  Wade T. Winter, CFA
                                 Title: Vice President




                             SRF TRADING, INC.



                             By: /s/ Ann E. Morris
                                 -----------------
                                 Name:  Ann E. Morris
                                 Title: Asst. Vice President



                             SRV-HIGHLAND, INC.


                             By: /s/ Ann E. Morris
                                 -----------------
                                 Name:  Ann E. Morris
                                 Title: Asst. Vice President






                              SANKATY HIGH YIELD ASSET PARTNERS



                              By: /s/ Diane J. Exter
                                  ------------------
                                  Name: Diane J. Exter
                                  Title: Executive Vice President

                              SIAM COMMERCIAL BANK PUBLIC
                              COMPANY LIMITED, NEW YORK AGENCY



                              By:
                                  Name:
                                  Title:



                              SIMSBURY CLO, LIMITED

                              By: Massachusetts Mutual Life Insurance Company as
                                  Collateral Manager


                              By:  /s/ Steven J. Katz
                                   ------------------
                                   Name: Steven J. Katz
                                   Title: Second Vice President and Associate
                                          General Counsel



                              SOCIETE GENERALE, SOUTHWEST AGENCY

                              By:  /s/ Carina T. Huynh
                                   -------------------
                                   Name:  Carina T. Huynh
                                   Title: Vice President



                              SPS HIGH YIELD LOAN TRADING


                              By:
                                  Name:
                                  Title:

                              CYPRESSTREE INVESTMENT MANGAGEMENT COMPANY, INC.

                              As: Attorney in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio Manager



                              By: /s/ Jeffrey W. Heuer
                                  -------------------
                                  Name:  Jeffrey W. Heuer
                                  Title: Principal



                              FIRST DOMINION FUNDING I



                              By:
                                  Name:
                                  Title:



                              FIRST DOMINION FUNDING II



                              By:
                                  Name:
                                  Title:



                              FIRST DOMINION FUNDING III



                              By:
                                  Name:
                                  Title:

                                         BLACK DIAMOND CLO 2000-1

                                         By: Black Diamond Capital Management,
                                             LLC, as Collateral Manager


                                         By:   /s/ David Dyer
                                            ----------------------------------
                                            Name:  David Dyer
                                            Title: Director


                                         BAVARIA TRR CORPORATION


                                         By:   /s/ Lori Rezza
                                            ----------------------------------
                                            Name:  LORI REZZA
                                            Title: VICE PRESIDENT

                                           BEAR STEARNS INVESTMENT PRODUCTS,
                                           INC.


                                           By /s/ [SIGNATURE ILLEGIBLE]^^
                                              -----------------------------
                                           Title: Managing Director

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By: /s/ Peter Gewirtz
   -------------------------
Name:  Peter Gewirtz
Title: Vice President







REFERENCE:     AMENDMENT AND RESTATEMENT dated as of September 25, 2000 to the
               Credit Agreement dated as of June 30, 1999 among WYNDHAM
               INTERNATIONAL, INC., a Delaware corporation and the leaders from time to time party thereto.
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                                             SRF 2000, LLC

                                             By: /s/ Ann E. Morris
                                                -------------------------------
                                                Name: ANN E. MORRIS
                                                Title: ASST. VICE PRESIDENT

                                   SANKATY HIGH YIELD ASSET PARTNERS
                                   II


                                   By: /s/ Diane J. Exter
                                       -------------------------------
                                       Name:  Diane J. Exter
                                       Title: Executive Vice President


                                   SENIOR DEBT PORTFOLIO

                                       By: Boston Management and Research as
                                       Investment Advisor


                                   By: _______________________________
                                       Name:
                                       Title:


                                   SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By: /s/ Gilles Marchand
                                       -------------------------------
                                       Name: GILLES MARCHAND, CFA
                                       Title: AUTHORIZED SIGNATORY

                                   SENIOR LOAN FUND


                                   By: _______________________________
                                       Name:
                                       Title: